BUILDING FOR THE FUTURE



FNCB Bancorp, Inc.
NASDAQ: FNCB

2018 Annual Meeting of Shareholders

May 16, 2018

Forward-Looking Statements

FNCB may from time to time make written or oral "forward-looking statements," including statements contained in our filings with the Securities and Exchange Commission ("SEC"), in reports to shareholders, and in our other communications, which are made in good faith by us pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

These forward-looking statements include statements with respect to FNCB's beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, that are subject to significant risks and uncertainties, and are subject to change based on various factors (some of which are beyond our control). The words "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan" and similar expressions are intended to identify forward-looking statements. The following factors, among others, could cause FNCB's financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements: the strength of the United States economy in general and the strength of the local economies in our markets; the effects of, and changes in trade, monetary, corporate tax and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market and monetary fluctuations; the timely development of and acceptance of new products and services; the ability of FNCB to compete with other institutions for business; the composition and concentrations of FNCB's lending risk and the adequacy of our reserves to manage those risks; the valuation of FNCB's investment securities; the ability of FNCB to pay dividends or repurchase common shares; the ability of FNCB to retain key personnel; the impact of any pending or threatened litigation against FNCB; the marketability of shares of FNCB stock and fluctuations in the value of FNCB's share price; the effectiveness of FNCB's system of internal controls; the ability of FNCB to attract additional capital investment; the impact of changes in financial services' laws and regulations (including laws concerning capital adequacy, taxes, banking, securities and insurance); the impact of technological changes and security risks upon our information technology systems; changes in consumer spending and saving habits; the nature, extent, and timing of governmental actions and reforms, and the success of FNCB at managing the risks involved in the foregoing and other risks and uncertainties, including those detailed in FNCB's filings with the SEC.

FNCB cautions that the foregoing list of important factors is not all inclusive. Readers are also cautioned not to place undue reliance on any forward-looking statements, which reflect management's analysis only as of the date of this report, even if subsequently made available by FNCB on its website or otherwise. FNCB does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of FNCB to reflect events or circumstances occurring after the date of this report.

Readers should carefully review the risk factors described in the Annual Report and other documents that FNCB periodically files with the Securities and Exchange Commission, including its Form 10-K for the year ended December 31, 2017.

Welcome FNCB Shareholders



Gerard A. Champi
President & CEO
570-348-4806
Gerard.Champi@fncb.com

About FNCB

- Trading on NASDAQ: FNCB
- Established as a banking organization in 1910; formerly First National Community Bank, prior to name change to FNCB Bank in 2016
- Market capitalization (3/31/18): $154.9 million
- Assets: $1.2 billion (3/31/18)
- Headquartered in Dunmore, PA
- 242 employees



WAYNE
HONESDALE
LACKA-WANNA
DICKSON CITY
CLARKS GREEN
DUNMORE
KEYSER VILLAGE
SCRANTON
DUNMORE WHEELER
BACK MOUNTAIN
PITTSTON
PITTSTON RT. 315
PLAINS
EXETER
KINGSTON
LUZERNE
WILKES-BARRE
DALEVILLE
NANTICOKE
HANOVER TWP.
HAZLETON
LEHIGH VALLEY
ALLENTOWN

About FNCB – Awards

Voted 2016 **Best Bank** and **Best Place to Work**
Voted 2017 **Best Mortgage Company** and **Best Place to Work**.
Source: Scranton Times-Tribune

Voted 2017 **Best Bank**
Source: Sunday Dispatch

Voted 2017 One of the **Best Banks**
Voted 2017 One of the **Best Places to Work**
Source: Wilkes-Barre Times Leader

Voted 2017 **Best Mortgage Company** and **Best Place to Work**.
Source: Wilkes-Barre Citizens Voice

Voted 2017 **Business of the Year**
Voted 2018 **Above and Beyond Customer**
Source: Back Mountain Chamber of Commerce

Introduction of Meeting Secretary



Mary Griffin Cummings

EVP, General Counsel

570-348-3772

Mary.Cummings@fncb.com

2018 Annual Shareholders Meeting Proposals

2018 Annual Meeting Proposals	The Board recommends that you vote:
1. To elect four (4) directors to the Board of Directors for terms expiring in 2021 and until their successors are elected	
William G. Bracey	FOR
Louis A. DeNaples, M.D.	FOR
Vithalbhai D. Dhaduk, M.D.	FOR
Thomas J. Melone, CPA	FOR
2. To hold an advisory vote on the compensation of FNCB's named executive officers	FOR
3. To hold an advisory vote on the frequency of future advisory votes on executive compensation	FOR A FREQUENCY OF 1 YEAR
4. To ratify the appointment of Baker Tilly Virchow Krause, LLP as FNCB's independent registered public accounting firm for the year ending December 31, 2018	FOR

CFO Financial Review



James M. Bone Jr., CPA

EVP, Chief Financial Officer

570-348-6419

James.Bone@fncb.com

Financial Performance


5-Year Cumulative Net Income
$147
$6,382
$13,420
$35,840
$6,309
2013
2014
2015
2016
2017

FNCB has reported net profit for five consecutive years.

5-year cumulative net income totals $62.1 million.

Financial Performance

Financial Highlights (in thousands)	2017*	2016	2015
Net interest income	$ 33,048	$ 30,551	$ 27,400
Provision (credit) for loan losses	769	1,153	(1,345)
Non-interest income	7,225	6,203	7,800
Non-interest expense	28,069	27,545	28,464
Net income before taxes	**$ 11,435**	**$ 8,056**	**$ 8,081**
Income tax expense (benefit)	11,288	1,747	(27,759)
Net income	$ 147	$ 6,309	$ 35,840

* 2017 net income included non-cash, non-recurring income tax expense of $8.0 million. The additional income tax expense was due to the required revaluation of FNCB's deferred tax assets, resulting from the decrease in the corporate income tax rate under the Tax Cuts and Jobs Act enacted on December 22, 2017.

Financial Performance


Net Income
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
$35,840
$6,309
$147
2015
2016
2017


Adjusted Net Income*
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$5,859
$6,309
$8,154
2015
2016
2017

***Non-GAAP Financial Measure**

	2015	2016	2017
Net income	$ 35,840	$ 6,309	$ 147
Net deferred tax asset valuation adjustment	(29,981)	-	8,007
Adjusted net income	$ 5,859	$ 6,309	$ 8,154

*Adjusted net income represents net income, less the non-recurring income tax expense related to revaluation of FNCB's net deferred tax assets, due to the change in the U.S. statutory corporate income tax rate in 2017 and less the adjustment to reverse the valuation allowance for net deferred tax assets in 2015.

Financial Performance



Efficiency Ratio (Bank Only)
82.00%
80.00%
78.00%
76.00%
74.00%
72.00%
70.00%
68.00%
66.00%
64.00%
62.00%
79.67%
72.76%
69.13%
2015
2016
2017

FNCB's "core" operating performance continues to see improvements, as indicated by a declining efficiency ratio. 2017's efficiency ratio of 69.13% reached its lowest level in the past five years.



Tax-Equivalent Net Interest Margin
3.40%
3.30%
3.20%
3.10%
3.00%
2.90%
2.80%
2.70%
2.99%
3.13%
3.23%
2015
2016
2017

Similar improvements were seen in FNCB's net interest margin, which at 3.23% in 2017, reached the highest level in the most recent five-year time period.

Financial Performance

Balance Sheet Composition


Other 6%
Cash & Investments 28%
Net Loans 66%

Interest-earning assets comprised 94% of the balance sheet at December 31 2017. The yield earned on interest-earning assets during 2017 was 3.68%, a 3.7% increase from 3.55% at December 31, 2016.

Loan Portfolio Composition


Other 17%
CRE 38%
RRE 19%
Tax-Free 5%
C&I 20%

Net loans grew by 5.4% during 2017. We believe the loan portfolio composition is well-diversified among residential, consumer, and business loans.

Deposit Composition


Time Deposits 19%
Non-Interest Bearing 18%
Interest-Bearing Demand 63%

Average deposits increased 7.8% comparing the years ended December 31, 2017 and 2016, providing funding for earning asset growth.

Financial Performance


Strong Growth in Lending
$780,000
$770,000
$760,000
$750,000
$740,000
$730,000
$720,000
$710,000
4.35%
4.25%
4.15%
4.05%
3.95%
3.85%
3.75%
3.65%
3.92%
3.94%
4.13%
$730,716
$731,279
$770,643
2015
2016
2017
Total Loans
Yield on Loans

5.4% increase in total loans during 2017.

4.8% increase in the yield earned on loans during 2017.

Financial Performance


Total Risk-Based Capital Ratio
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
11.79%
12.06%
12.08%
2015
2016
2017
Total Risk-Based Capital
Minimum Capital Required for Capital Adequacy


Tier 1 Leverage Ratio
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
7.27%
7.53%
7.74%
2015
2016
2017
Tier 1 Leverage Ratio
Minimum Capital Required for Capital Adequacy

We believe FNCB continues to demonstrate a strong capital base, with capital ratios above the minimum capital required for capital adequacy. FNCB's strong capital position also exceeds that required by the continued implementation of the capital conservation buffer.

Financial Performance – Q1 2018

Financial Highlights (in thousands)	Q1 2018 (unaudited)	Q1 2017 (unaudited)	$ Variance
Net interest income	$ 8,878	$ 7,883	$ 995
Provision (credit) for loan losses	720	(478)	1,198
Non-interest income	1,519	1,570	(51)
Non-interest expense	7,232	6,928	304
Net income before taxes	2,445	3,003	(558)
Income tax expense	426	806	(380)
Net income	**$ 2,019**	**$ 2,197**	**$ (178)**


ROAA
1.00%
0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.42%
0.78%
0.70%
Q1 2016
Q1 2017
Q1 2018


Efficiency Ratio (Bank Only)
78.00%
73.00%
68.00%
63.00%
58.00%
73.32%
71.83%
66.54%
Q1 2016
Q1 2017
Q1 2018

Financial Performance – Q1 2018



Strong Growth in Lending
$820,000
$800,000
$780,000
$760,000
$740,000
$720,000
$700,000
$680,000
Balance at Period End
$728,141
$759,489
$770,643
$808,202
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2017 Q3 2017 Q4 2017 Q1 2018

11% increase in total loans from the end of the second quarter of 2017.

4% increase in the yield earned on loans over the previous four quarters.

Financial Performance


Dividends Per Share
$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
$0.02
$-
$0.09
$0.13
2016
2017


Closing Stock Price Per Share
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$-
$5.25
$6.05
$7.30
12/31/2015
12/31/2016
12/31/2017


Total Return
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
16.95%
22.81%
2016
2017

FNCB reinstated regular quarterly shareholder dividends beginning with the first quarter of 2016 and has demonstrated continuous, significant improvements in returns to shareholders, including a 44.4% increase in dividends declared during 2017 and a 39.0% increase in stock price from December 31, 2015. The total return to shareholders during 2017 was 22.81%.

CEO Comments



Gerard A. Champi
President & CEO
570-348-4806
Gerard.Champi@fncb.com

Stock Market Transition

- Named to the 2018 OTCQX Best 50, an annual ranking of the top performing OTCQX companies in the prior calendar year (based on one-year total return and average daily dollar volume growth).
- Began trading on The Nasdaq Capital Market (ticker: FNCB) on March 5, 2018


FNCB Price Per Share of Common Stock
$6.05
$7.30
$9.24
12/31/2016
12/31/2017
3/31/2018

53% growth in stock price from December 31, 2016

Improvement in Shareholder Value



Cash Dividends Declared per Share
$0.02
$0.03
$0.04
Q1 2016
Q1 2017
Q1 2018

Quarterly dividends declared have continued to increase, including a $0.01 per share, or 33%, increase for Q1 2018 over Q1 2017.

FNCB's market cap has similarly grown, correlating with the increase in stock price.



Market Cap (in millions)
$100.7
$122.3
$154.9
12/31/2016
12/31/2017
3/31/2018

New & Enhanced Delivery Channels

- Allentown Limited Purpose Office ("LPO") – Established in January 2017
  — Employs two full-time commercial lenders and one full-time mortgage originator
  — 2017 loan production from the LPO totaled $18 million

- Corporate Center Purchase – January 2018

- New Route 315 Office – To open May 2018
  — First FNCB office to offer a fully-implemented "Personal Banker" model

- Back Mountain Branch Relocation – December 2018

- Main Office / Drive-thru Consolidation – expected 2019

- Bring the Bank to the customer initiatives

Community Impact







500+

Volunteer Hours

35+

Non-Profits Helped

$400K

Funds Donated

FNCB Bank – New Logo & Mission

OUR MISSION

To make your banking experience simply better.

FNCB Bank®

Investor Information

FNCB Bancorp, Inc. is the bank holding company of FNCB Bank, which provides personal, small business and commercial banking services to individuals and businesses throughout Northeastern Pennsylvania and the Lehigh Valley. The institution was established as a National Banking Association in 1910.

Investor Relations Contact
James M. Bone, Jr., CPA
Executive Vice President and
Chief Financial Officer
(570) 348-6419
james.bone@fncb.com

Transfer Agent
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
(800) 937-5449
info@astfinancial.com

Management Q&A

Thank you for attending the 2018 Annual Meeting of Shareholders.